UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2017

PUBLIC STORAGE

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02Results of Operations and Financial Condition and Exhibits

On April 26, 2017, Public Storage (“Public Storage” or the “Company”) announced its financial results for the quarter ended March 31, 2017.  The full text of the press release issued in connection with the announcement is included in Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07Submission of Matters to a Vote of Security Holders

Four proposals were submitted to Public Storage shareholders for a vote at the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) held on April 26, 2017.  The proposals are described in detail in our proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on March 17, 2017.   The final results for the votes for each proposal are set forth below:

1.

Our shareholders elected nine trustees to the Board of Trustees (the “Board”) of Public Storage, to hold office until the 2018 Annual Meeting of Shareholders or until their successors are duly qualified and elected.  The votes for each nominee were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Uncast
Ronald L. Havner, Jr.	137,109,744	9,385,875	4,858,711	7,547,471	375
Tamara Hughes Gustavson	145,723,773	5,547,695	82,862	7,547,471	375
Uri P. Harkham	145,383,286	5,885,885	85,159	7,547,471	375
Leslie S. Heisz	150,369,574	899,557	85,199	7,547,471	375
B. Wayne Hughes, Jr.	145,476,712	5,793,193	84,425	7,547,471	375
Avedick B. Poladian	118,698,622	32,568,518	87,190	7,547,471	375
Gary E. Pruitt	119,291,992	31,976,647	85,691	7,547,471	375
Ronald P. Spogli	120,644,838	30,621,396	88,096	7,547,471	375
Daniel C. Staton	146,788,874	4,480,445	85,011	7,547,471	375

2.	Our shareholders approved the advisory vote on executive compensation. The votes were as follows:
For	Against	Abstain	Broker Non-Votes	Uncast
142,211,393	8,322,983	819,954	7,547,471	375

3.	Our shareholders voted to hold future advisory votes to approve executive compensation annually, as follows:
For Every 1 Year	For Every 2 Years	For Every 3 Years	Abstain	Broker Non-Votes	Uncast
134,813,093	134,471	16,253,264	153,025	7,547,471	852

4.

Our shareholders ratified the appointment of Ernst & Young LLP as Public Storage’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The votes were as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
157,737,542	1,050,209	114,050	-	375

Item 9.01Financial Statements and Exhibits

(c)Exhibits

Exhibit 99.1 – Press Release dated April 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4
PUBLIC STORAGE

By: /s/ John Reyes
Date: April 26, 2017	John Reyes Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Public Storage Earnings Press Release dated April 26, 2017.